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                                                                    Exhibit 23.5

                         INDEPENDENT AUDITORS' CONSENT

     We hereby consent to the inclusion in this Registration Statement of Kranzco Realty Trust on Form S-4 of our report dated March 22, 1996 on the financial statements of Union Property Inventors, Inc. and to the reference to us under the heading 'Experts' in the Prospectus, which is part of this Registration Statement.

                                                /s/ Deloitte & Touche LLP

New York, NY
December 17, 1996